UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020 (May 1, 2020)

DISH NETWORK CORPORATIONof

(Exact name of registrant as specified in its charter)

001-39144
(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2020, DISH held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

a.	The election of Kathleen Q. Abernathy, George R. Brokaw, James DeFranco, Cantey M. Ergen, Charles W. Ergen, Afshin Mohebbi, Tom A. Ortolf, Joseph T. Proietti and Carl E. Vogel as directors to serve until the 2021 annual meeting of shareholders or until their respective successors shall be duly elected and qualified;
b.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
c.	The amendment and restatement of our Employee Stock Purchase Plan; and
d.	A non-binding advisory vote on executive compensation.

The following are the final voting results for each of the items voted upon at the Annual Meeting:

			Broker
Election of directors:	For	Withheld	Non-Votes
Kathleen Q. Abernathy	2,608,175,625	10,976,617	13,232,334
George R. Brokaw	2,603,766,306	15,385,936	13,232,334
James DeFranco	2,597,511,926	21,640,316	13,232,334
Cantey M. Ergen	2,597,321,474	21,830,768	13,232,334
Charles W. Ergen	2,592,512,517	26,639,725	13,232,334
Afshin Mohebbi	2,601,630,491	17,521,751	13,232,334
Tom A. Ortolf	2,591,925,423	27,226,819	13,232,334
Joseph T. Proietti	2,608,157,322	10,994,920	13,232,334
Carl E. Vogel	2,538,964,095	80,188,147	13,232,334

Ratification of the appointment of KPMG LLP:
For			2,630,224,236
Against			2,059,452
Abstain			100,888

Amendment and Restatement of our Employee Stock Purchase Plan:
For			2,608,992,479
Against			171,460
Abstain			9,988,303
Broker Non-Votes			13,232,334

Non-binding advisory vote on executive compensation:
For			2,604,656,447
Against			4,431,556
Abstain			10,064,239
Broker Non-Votes			13,232,334

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION
Date: May 5, 2020	By:	/s/ Timothy A. Messner
Timothy A. Messner Executive Vice President and General Counsel